UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 31, 2016

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 1, 2016 the Board of Directors (the “Board”) of Fortive Corporation (“Fortive”) adopted a form of director and officer indemnification agreement (the “D&O Indemnification Agreement”). Fortive intends to enter into a D&O Indemnification Agreement with each of Fortive’s current and future executive officers and directors. Pursuant to the D&O Indemnification Agreement, Fortive will indemnify the signatory to the full extent authorized or permitted by law to the extent such person is made, or threatened to be made, a party to any action or proceeding by reason of his or her service as a director or officer of Fortive, subject to certain exceptions, and to pay expenses in advance of the final disposition of any such indemnifiable proceeding. The foregoing description of the D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the D&O Indemnification Agreement, incorporated by reference as Exhibit 10.11 hereto and incorporated by reference herein in this Item 1.01 in its entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

In connection with the completion of the separation of Fortive Corporation from Danaher Corporation (“Danaher”) and the distribution to Danaher’s stockholders of all of the shares of Fortive common stock held by Danaher (other than fractional shares, which will be aggregated and sold into the public market and the proceeds distributed to Danaher stockholders) (the “Distribution”), which is expected to occur on July 2, 2016 (the “Distribution Date”), Daniel L. Comas submitted his resignation from the Board, effective as of immediately prior to the Distribution Date, and such resignation was accepted by the Board on June 1, 2016.

Appointment of Directors

On June 1, 2016, the Board authorized the expansion of its size from one director to two directors and appointed Israel Ruiz to the Board and Fortive’s Audit Committee, with such expansion to be effective as of, and the term of such directorship commencing, immediately prior to the time “when-issued” trading of Fortive common stock will begin on the New York Stock Exchange (“NYSE”) in accordance with NYSE rules.

In addition, on June 1, 2016, the Board further authorized the expansion of its size to seven directors and appointed Feroz Dewan, James A. Lico, Kate D. Mitchell, Mitchell P. Rales, Stephen M. Rales and Alan G. Spoon, with such expansion to be effective as of, and the terms of such directorships commencing, immediately prior to the Distribution Date. Effective as of his appointment to the Board, Alan G. Spoon was appointed to serve as Chairman of the Board.

Biographical information for each member of the Board can be found under the section entitled “Management” in Fortive’s Information Statement, filed as Exhibit 99.1 (the “Information Statement”) to Fortive’s Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (“SEC”) on December 3, 2015, as amended (File No. 001-37654) (the “Registration Statement”), and is incorporated by reference into this Item 5.02.

In connection with the appointments described above, the Board will be constituted into three classes, as follows:

•	Class I: Kate D. Mitchell and Israel Ruiz will serve in the first class of directors of the Board whose terms expire at the first annual meeting of Fortive’s stockholders following the Distribution;

•	Class II: Feroz Dewan and James A. Lico will serve in the second class of directors of the Board whose terms expire at the second annual meeting of the Fortive’s stockholders following the Distribution; and

•	Class III: Mitchell P. Rales, Steven M. Rales and Alan G. Spoon will serve in the third class of directors of the Board whose terms expire at the third annual meeting of Fortive’s stockholders following the Distribution.

Also effective as of the Distribution Date:

•	Ms. Mitchell and Mr. Dewan were appointed as members of the Audit Committee of the Board, and Mr. Ruiz was appointed the Chairman of the Audit Committee of the Board;

•	Mr. Ruiz and Mr. Spoon were appointed as members of the Nominating and Governance Committee of the Board. Mr. Ruiz was appointed the Chairman of the Nominating and Governance Committee; and

•	Ms. Mitchell and Mr. Dewan were appointed as members of the Compensation Committee of the Board. Ms. Mitchell was appointed the Chairman of the Compensation Committee.

Each of the non-employee directors of Fortive will receive compensation for their service as a director or committee member, including any additional compensation for services as chairperson of the Board or a committee, in accordance with plans and programs more fully described in the Information Statement under the heading “Director Compensation,” which is incorporated by reference into this Item 5.02.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors.

Steven Rales and Mitchell Rales collectively own more than 10% of the equity of Colfax Corporation, a publicly traded manufacturing and engineering company that provides gas- and fluid-handling and fabrication technology products and services. Certain entities that will become subsidiaries of Fortive in connection with the Distribution sell products to, or purchase products from, Colfax from time to time in the ordinary course of business and on an arms’-length basis. Danaher reported in its proxy statement on Schedule 14A with respect to its 2016 annual meeting that in 2015, Danaher’s subsidiaries, including such entities that will become subsidiaries of Fortive in connection with the Distribution, sold approximately $480,000 of products to, and purchased approximately $40,000 of products from, Colfax. Fortive intends to sell products to and purchase products from Colfax in the future in the ordinary course of their businesses and on an arms’-length basis. There are no other transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment of Executive Officers

James A. Lico is currently serving as Fortive’s President and Chief Executive Officer, and will continue to serve in such capacity as of and after the Distribution.

In connection with the Distribution, the Board, on June 1, 2016, designated the following individuals as executive officers of Fortive as set forth in the table below, with their designation effective as of the Distribution Date:

Name	Position
James A. Lico	President and Chief Executive Officer
Stacey A. Walker	Senior Vice President, Human Resources
Charles E. McLaughlin	Senior Vice President, Chief Financial Officer and Treasurer
Martin Gafinowitz	Senior Vice President
Patrick J. Byrne	Senior Vice President
Patrick K. Murphy	Senior Vice President
William W. Pringle	Senior Vice President
Jonathan L. Schwarz	Vice President, Corporate Development
Raj Ratnakar	Vice President, Strategic Development
Emily A. Weaver	Vice President, Chief Accounting Officer
Peter C. Underwood	Senior Vice President, General Counsel and Secretary

Biographical information on each of those individuals can be found in the Information Statement under the section entitled “Management—Executive Officers Following the Distribution,” which is incorporated by reference into this Item 5.02.

Compensation Plans

2016 Stock Incentive Plan

On June 1, 2016, the Board adopted the Fortive Corporation 2016 Stock Incentive Plan (the “2016 Plan”). The 2016 Plan will become effective upon consummation of the Distribution. The purpose of the 2016 Plan is to assist in the recruitment and retention of key employees, directors and consultants and to motivate them to contribute to the growth and profitability of Fortive. The 2016 Plan provides for the issuance of 23,000,000 shares of Fortive common stock, including the number of shares of Fortive common stock issuable in connection with the equitable adjustment of awards previously granted by Danaher. A description of the material terms of the 2016 Plan can be found in the Information Statement under the section entitled “Employee Benefit Plans—Fortive 2016 Stock Incentive Plan,” which is incorporated by reference to this Item 5.02. The description is qualified in its entirety by reference to the 2016 Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

On June 1, 2016, the Board adopted the forms of award agreements under the 2016 Plan, incorporated by reference as Exhibits 10.2-10.7 hereto and incorporated by reference to this Item 5.02.

2016 Executive Incentive Compensation Plan

On June 1, 2016, the Board adopted the Fortive Corporation 2016 Executive Incentive Compensation Plan (the “Executive Plan”). The Executive Plan will become effective upon consummation of the Distribution. The purpose of the Executive Plan is to motivate, reward and retain executive officers of Fortive and its subsidiaries and to provide such executive officers with performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended. A description of the material terms of the Executive Plan can be found in the Information Statement under the section entitled “Employee Benefit Plans—Fortive 2016 Executive Incentive Compensation Plan,” which is incorporated by reference to this Item 5.02. The description is qualified in its entirety by reference to the 2016 Plan, which is included as Exhibit 10.8 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

Senior Leader Severance Pay Plan

On June 1, 2016, the Board adopted the Fortive Corporation Senior Leader Severance Pay Plan (the “Severance Plan”). The Severance Plan will become effective upon consummation of the Distribution. The Severance Plan generally provides that upon a termination without “cause” (as defined in the Severance Plan) and subject to the execution and nonrevocation of a release agreement, the executive will receive a severance benefit equal to a minimum of three months of annual base salary plus an additional month for each year of service, not to exceed twelve months in the aggregate, paid out over the applicable severance period according to the normal payroll cycle, as well as the opportunity to continue coverage under specified welfare benefit plans of Fortive for the duration of the severance period at the same cost as an active employee in a position similar to that held by the executive at termination. The forgoing description is qualified in its entirety by reference to the Severance Plan, which is included as Exhibit 10.9 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

Executive Deferred Incentive Program

The Fortive Executive Deferred Incentive Program (“EDIP”) became effective as of May 31, 2016. EDIP is a non-qualified deferred compensation program for selected management associates of Fortive. The EDIP provides that each participant may defer a portion of his or her annual base salary and non-equity incentive compensation until a later date. This deferred compensation is an unsecured obligation of Fortive. A description of the material terms of the EDIP can be found in the Information Statement under the section entitled “Employee Benefit Plans—Executive Deferred Incentive Program,” which is incorporated by reference to this Item 5.02. The description is qualified in its entirety by reference to EDIP, which is included as Exhibit 10.10 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the D&O Indemnification Agreement is incorporated by reference in this Item 5.02.

Item 8.01.	Other Events

On June 1, 2016, the Board of Directors of Danaher formally approved the distribution ratio, record date and Distribution Date for the Distribution. The distribution of Fortive common stock in the Distribution will be made to Danaher’s stockholders of record as of the close of business on June 15, 2016 (the “Record Date”) and is expected to occur on the Distribution Date. In the distribution, each Danaher stockholder as of the Record Date will receive one share of Fortive’s common stock for every two shares of Danaher common stock held as of the Record Date. As noted above, Danaher stockholders will receive cash in lieu of fractional shares of Fortive common stock.

The Distribution remains subject to the satisfaction or waiver of certain customary conditions. Fortive currently expects that all conditions to the Distribution will be satisfied on or prior to the Distribution Date.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Fortive Corporation 2016 Stock Incentive Plan

10.2	Form of Fortive Corporation Performance Stock Unit Agreement (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.3	Form of Fortive Corporation Non-Employee Directors Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.4	Form of Fortive Corporation Restricted Stock Grant Agreement (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.5	Form of Fortive Corporation Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.6	Form of Fortive Corporation Non-Employee Directors Stock Option Agreement (incorporated by reference to Amendment No. 2 to Exhibit 10.15 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.7	Form of Fortive Corporation Stock Option Agreement (incorporated by reference to Exhibit 10.16 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.8	Fortive Corporation 2016 Executive Incentive Compensation Plan

10.9	Fortive Corporation Senior Leader Severance Pay Plan

10.10	Fortive Executive Deferred Incentive Program

10.11	Form of D&O Indemnification Agreement (incorporated by reference to Exhibit 10.10 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Associate General Counsel and Assistant Secretary

Date: June 1, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Fortive Corporation 2016 Stock Incentive Plan

10.2	Form of Fortive Corporation Performance Stock Unit Agreement (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.3	Form of Fortive Corporation Non-Employee Directors Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.4	Form of Fortive Corporation Restricted Stock Grant Agreement (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.5	Form of Fortive Corporation Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.6	Form of Fortive Corporation Non-Employee Directors Stock Option Agreement (incorporated by reference to Amendment No. 2 to Exhibit 10.15 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.7	Form of Fortive Corporation Stock Option Agreement (incorporated by reference to Exhibit 10.16 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)

10.8	Fortive Corporation 2016 Executive Incentive Compensation Plan

10.9	Fortive Corporation Senior Leader Severance Pay Plan

10.10	Fortive Executive Deferred Incentive Program

10.11	Form of D&O Indemnification Agreement (incorporated by reference to Exhibit 10.10 to Amendment No. 2 to Fortive Corporation’s Registration Statement on Form 10, filed on April 7, 2016)